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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2000
                               (October 26, 2000)

                     CHILDREN'S COMPREHENSIVE SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

                 Tennessee                               0-16162                  62-1240866
----------------------------------------------    ------------------------     ------------------
(State or other jurisdiction of incorporation)    (Commission File Number)      (I.R.S. Employer
                                                                               Identification No.)

         3401 West End Avenue, Suite 400
               Nashville, Tennessee                             37203
  ----------------------------------------------           ---------------
     (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (615) 250-0000





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          (Former name or former address, if changed since last report)



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Item 9.       Regulation FD Disclosure
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        A press release issued by Children's Comprehensive Services, Inc. on
        October 26, 2000 is attached hereto as Exhibit 99.1.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHILDREN'S COMPREHENSIVE SERVICES, INC.

Date: October 26, 2000                By: /s/ Donald B. Whitfield
                                          --------------------------------------
                                      Donald B. Whitfield
                                      Vice President Finance and Chief Financial
                                      Officer










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                                  EXHIBIT INDEX



      No.            Exhibit
      ---            -------
     99.1            October 26, 2000 Press Release